                                                                      EXHIBIT 10


                             DELTA AIR LINES, INC.

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                   -----------------------------------------


SECTION 1. Purpose; Definitions.

The purpose of the "Delta Air Lines, Inc. Non-employee Directors' Stock Option Plan" (the "Plan") is to assist Delta Air Lines, Inc. (the "Company") in attracting and retaining persons of outstanding ability to serve on the Board of Directors, and to strengthen the alignment of interests between the Board and the Company's shareowners.

For purposes of the Plan, the following terms shall be defined as set forth below:

     "Affiliate" and "Associate" have the respective meanings accorded to such terms in Rule 12b-2 under the Exchange Act as in effect on October 22, 1998.

     "Beneficial Ownership". A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," securities pursuant to Rule 13d-3 under the Exchange Act as in effect on October 22, 1998.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Change in Control" means, and shall be deemed to have occurred upon, the first to occur of any of the following events:

             (a) Any Person (other than an Excluded Person) acquires, together with all Affiliates and Associates of such Person, Beneficial Ownership of securities representing 20% or more of the combined voting power of the Voting Stock then outstanding, unless such Person acquires Beneficial Ownership of 20% or more of the combined voting power of the Voting Stock then outstanding solely as a result of an acquisition of Voting Stock by the Company which, by reducing the Voting Stock outstanding, increases the proportionate Voting Stock beneficially owned by such Person (together with all Affiliates and Associates of such Person) to 20% or more of the combined voting power of the Voting Stock then outstanding; provided, that if a Person shall become the
                                 --------
         Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the Beneficial Owner of any additional Voting Stock which causes the proportionate voting power of Voting Stock beneficially owned by such Person to increase to 20% or more of the combined voting power of the Voting Stock then outstanding, such Person shall, upon becoming the Beneficial Owner of such additional Voting Stock, be deemed to have become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

             (b) During any period of two consecutive years (not including any period prior to October 22, 1998), individuals who at the beginning of such period constitute the Board

         (and any new Director, whose election by the Board or nomination for election by the Company's shareowners was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority of Directors then constituting the Board;


             (c) A reorganization, merger or consolidation of the Company is consummated, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

             (d) The shareowners of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred (i) as a result of the formation of a Holding Company, or (ii) with respect to a Participant, if Participant is part of a "group," within the meaning of Section 13(d)(3) of the

     Exchange Act as in effect on October 22, 1998, which consummates the Change in Control transaction. In addition, for purposes of the definition of Change in Control a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     "Committee" means the Committee referred to in Section 2 of the Plan. The functions of the Committee specified in the Plan may be exercised by the Board at any time.

     "Disability" means a physical or mental condition that prevents the Participant from performing his duties as a member of the Board for a period expected to exceed six consecutive months.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Excluded Person" means (i) the Company; (ii) any of the Company's Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; or (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv).

     "Fair Market Value" means, as of any given date, the opening or closing price, as determined by the Committee, of the Stock on the New York Stock Exchange or, if no sale of Stock occurs on the New York Stock Exchange on such date, the opening or closing price, as determined by the Committee, of the Stock on said exchange on the last preceding day on which such sale occurred.

     "Holding Company" means an entity that becomes a holding company for the Company or its businesses as a part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock outstanding immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding Voting Stock.

     "Non-employee Director" means a person who, as of any applicable date, is a member of the Board of Directors and is not an officer or employee of the Company or any of its Subsidiaries.

     "Non-Qualified Stock Option" means a Stock Option granted under Section 5 below which is not intended to be an incentive stock option within the meaning of Code Section 422.

     "Option Price" means the price specified in Section 5 below.

     "Participant" means the recipient of an award under the Plan.

     "Person" means an individual, corporation, partnership, association, trust or any other entity or organization.

     "Retirement" means retirement from the Board of Directors in accordance with the retirement policy then applicable to Board members, as determined by the Board from time to time.

     "Stock" means the Company's common stock, par value $1.50 per share, except that, prior to the close of business on November 2, 1998, Stock means the Company's common stock, par value $3.00 per share.

     "Stock Option" or "Option" means any Non-Qualified Stock Option to purchase shares of Stock granted pursuant to Section 5 below.

     "Subsidiary" of any Person means any other Person of which securities or other ownership interests having voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Voting Stock" means securities of the Company entitled to vote generally in the election of members of the Board.

SECTION 2. Administration.

The Plan shall be administered by a Committee of the Board of Directors, designated by the Board and to be comprised of not less than two members of the Board. Each director, while serving as a member of the Committee, shall be considered to be acting in his capacity as a director of the Company. Members of the Committee shall be appointed from time to time for such terms as the Board shall determine, and may be removed by the Board at any time with or without cause. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to construe and interpret the Plan, to establish, amend and rescind appropriate rules and regulations relating to the Plan, to determine the persons to whom and the time or times at which to grant awards thereunder, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the awards granted thereunder as it may deem necessary or advisable to carry out the provisions and intent of the Plan. All determinations of the Committee shall be by a majority of its members, and its determinations shall be final and conclusive for all purposes and upon all persons, including but without limitation, the Company, the Committee, the directors of the Company, the Participants and their respective successors in interest.

SECTION 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 250,000, subject to adjustment as provided in this Section. Stock distributed under the Plan shall be treasury shares.

If any shares of Stock subject to a Stock Option cease to be subject to such Option for any reason other than the exercise of such Option, the shares of Stock previously subject to such Option shall again be available for distribution in connection with future awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, the Committee, in its sole discretion, shall make such modifications, substitutions or adjustments as it deems necessary to reflect such change so as to prevent the deletion or enlargement of rights, including but not limited to, modifications, substitutions, or adjustments in the aggregate number of shares reserved for distribution under the Plan, in the number and Option Price of shares subject to outstanding Options granted under the Plan, and in any limitation on the aggregate number of awards which may be granted under the Plan, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4. Eligibility.

Only Non-employee Directors are eligible to be granted Stock Options under the Plan.

SECTION 5. Stock Options.

Grant

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom Stock Options may be granted, the number of shares to be covered by each Stock Option and the conditions and limitations, if any, in addition to those set forth in this
Section 5, applicable to such Stock Options. Each such award shall be confirmed by an agreement executed by the Company and the Participant, which agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such award. Unless otherwise determined by the Committee, each award agreement shall provide that the Option is not transferable by the Participant otherwise than by will, by the laws of descent and distribution, or by a written designation referred to below in this Section 5 below, and is exercisable, during the Participant's lifetime, only by such Participant.

Option Price

The Committee shall establish the Option Price at the time each Stock Option is granted, which price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. The Option Price shall be the price payable by the Participant for a share of Stock upon the exercise of a Stock Option. The Option Price shall be subject to adjustment in accordance with the provisions of
Section 3 hereof.

Exercise

The Committee shall determine when a Stock Option shall become exercisable, and may provide that a Stock Option is exercisable in installments, provided that no Stock Option shall be exercisable earlier than one (1) year or later than ten
(10) years after the date of grant, except that the one (1) year limitation shall not apply: (a) if a Participant dies prior to one (1) year after the date of grant; (b) if the Participant's membership on the Board of Directors terminates for reasons other than death and the

Committee decides in its sole discretion to waive the one (1) year limitation; or (c) if there occurs a Change in Control.

The Option Price of each share as to which an Option is exercised shall be paid in full at or before the time of settlement of such exercise. Such payment shall be made in cash, or, subject to the consent of the Committee and to such limitations as the Committee may impose, by tender of shares of unrestricted Stock valued at Fair Market Value as of the date of exercise, or by a combination of cash and shares of unrestricted Stock.

In the event of death of a Participant, such Participant's Stock Options may be exercised by the person or persons named in a written designation by the Participant delivered to the Committee, or if there is no such approved designation, by the executor or administrator of the Participant's estate or such other personal representative, legatee or devisee, as may be designated in the Participant's last will and testament; provided, however, that such exercise must otherwise comply with the Plan and the applicable award agreement.

SECTION 6. Change in Control.

Upon the occurrence of a Change in Control, all outstanding Stock Options shall become immediately vested, exercisable and nonforfeitable, and shall remain vested, exercisable and nonforfeitable during their remaining terms.

SECTION 7. Special Rules Regarding Stock Option Exercise Period.

Unless otherwise determined by the Committee, the following shall apply to awards under Section 5 of the Plan:

(a) Termination of Board Membership Because of Retirement or Disability.  If a
    -------------------------------------------------------------------
Participant's membership on the Board of Directors terminates because of Retirement or Disability, any Stock Option held by the Participant (whether or not exercisable immediately prior to such termination of Board membership) may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the later of (A) one year after the date of grant of such Stock Option or (B) the date of termination of Board membership due to Retirement or Disability; and (ii) ending on and including the earlier of
(A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of termination of Board membership due to Retirement or Disability.

(b) Termination of Board Membership Because of Death.  If a Participant's
    ------------------------------------------------
membership on the Board of Directors terminates because of death, any Stock Option held by the Participant (whether or not exercisable immediately prior to such termination of Board membership) may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of death; and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of death.

(c) Death After Termination of Board Membership Because of Retirement or
    --------------------------------------------------------------------
Disability.  If a Participant dies after the Participant's membership on the
----------
Board of Directors has terminated because of Retirement or Disability, any Stock Option held by the Participant (whether or not then exercisable under Section 7(a) of the Plan) may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of death; and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of termination of Board membership due to Retirement or Disability.

(d) Termination of Board Membership for Reasons Other than Retirement,
    ------------------------------------------------------------------
Disability, Death or a Change in Control.  If a Participant's membership on the
----------- ----------------- -- -------
Board of Directors terminates for any reason other than Retirement, Disability, death or a Change in Control, the Stock Options held by such Participant, to the extent not previously exercised, shall be forfeited at the time of such termination of Board membership.

SECTION 8. Amendments and Termination.

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option theretofore granted, without the Participant's consent, or which would cause the Plan not to continue to comply with Rule 16b-3 under the Exchange Act, or any successor to such Rule.

Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 9. General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions. Except as otherwise provided in the Plan, Participants shall have no rights as shareowners of Stock covered by a Stock Option prior to the issuance of a Stock certificate to such Participant.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareowner approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) The adoption of the Plan shall not confer any right on any person to continue as a director of the Company, or interfere in any way with the right of shareowners of the Company to elect or remove directors.

(d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to a Stock Option award under the Plan, the

Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Subject to the consent of the Committee and to such limitations as the Committee may impose, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e) Agreements with respect to awards pursuant to the Plan may contain, in addition to terms and conditions prescribed in the Plan, such other terms and conditions as the Committee may deem appropriate provided such terms and conditions are not inconsistent with the provisions of the Plan.

(f) It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, and any successor rule thereto.

(g) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(h) The Plan and all awards made and actions taken thereunder shall be governed by the laws of the State of Georgia, without regard to the conflict of law provisions of any state, and shall be construed accordingly.

SECTION 10. Effective Date and Term of Plan.

The Plan was originally adopted by the Board of Directors of the Company, and became effective as of October 22, 1998.

No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
              UNDER THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                October 22, 1998



[Name]

          The Non-Employee Directors' Stock Option Plan (the "Plan") is intended to assist Delta Air Lines, Inc. (the "Company") in attracting and retaining persons of outstanding ability to serve on the Board of Directors, and to strengthen the alignment of interests between the Board and the Company's shareowners. You have been selected to receive an award of a Non-Qualified Stock Option under the Plan, effective as of October 22, 1998.

          In consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and you, as a member of the Board of Directors, hereby agree as follows:

1.  Grant of Award; Acknowledgments; Capitalized Terms.  The Company hereby
    --------------------------------------------------
grants to you a Non-Qualified Stock Option ("Stock Option") covering 1,000 shares (the "Option Shares") of Stock, as defined in the Plan, a copy of which has been provided to you. This award is in all respects made subject to the terms and conditions of the Plan and, in the event of any conflict between the Plan and this Agreement, the Plan shall control. You acknowledge that you (a) have had a full and adequate opportunity to read this Agreement and the Plan; and (b) agree to all of the terms and conditions thereof for yourself, any designated beneficiary and your heirs, executors, administrators or personal representatives. Capitalized terms which are used but not defined in this Agreement shall have the meanings set forth in the Plan.

2.  Option Price.  The Option Price of the Stock Option covered by this award
    ------------
shall be $98.1875, the closing price of the Stock on the New York Stock Exchange on October 22, 1998, the date of this award.

3.  Exercise Period - General Rule.  Subject to the terms and conditions of the
    ------------------------------
Plan and this Agreement, the Stock Option (a) shall become exercisable with respect to 25% of the Option Shares on each of October 22, 1999, 2000, 2001 and 2002; and (b) shall be exercisable through and including October 21, 2008.

4.  Special Rules Regarding Stock Option Exercise Period.  The Stock Option
    ----------------------------------------------------
exercise period set forth in Paragraph 3 of this Agreement is subject to the following terms and conditions:

     a.  Termination of Board Membership Because of Retirement or Disability.
         -------------------------------------------------------------------
If your Board membership terminates due to Retirement or Disability, the Stock Option (whether or not then exercisable under Paragraph 3 of this Agreement) may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the later of (A) October 22, 1999 or (B) the date your Board membership terminates due to Retirement or

Disability; and (ii) ending on and including the earlier of (A) October 21, 2008 or (B) the third anniversary of the date your Board membership terminates due to Retirement or Disability.

     b.  Termination of Board Membership Because of Death.  If your Board
         ------------------------------------------------
membership terminates because of death, the Stock Option (whether or not then exercisable under Paragraph 3 of this Agreement) may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of your death; and (ii) ending on and including the earlier of (A) October 21, 2008 or (B) the third anniversary of the date of your death.

     c.  Death After Termination of Board Membership Because of Retirement or
         --------------------------------------------------------------------
Disability.  If you die after your Board membership terminates due to Retirement
----------
or Disability, the Stock Option (whether or not then exercisable under Paragraph 4(a) of this Agreement) may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of your death; and (ii) ending on and including the earlier of (A) October 21, 2008 or
(B) the third anniversary of the date your Board membership terminates due to Retirement or Disability.

     d.  Termination of Board Membership for Reasons Other than Retirement,
         ------------------------------------------------------------------
Disability, Death or a Change in Control.  If your Board membership terminates
----------------------------------------
for any reason other than Retirement, Disability, death or a Change in Control, the Stock Option (whether or not then exercisable under Paragraph 3 of this Agreement), to the extent not previously exercised, shall be forfeited at the time of such termination of Board membership.

5.  Stock Option Exercise Procedures.  Subject to the terms and conditions of
    ------------ -------------------
the Plan and this Agreement, you (or, pursuant to Paragraph 7 of this Agreement, a party acting on your behalf after your death) may exercise the Stock Option in whole or, from time to time, in part by way of a written notice delivered to the Corporate Secretary of the Company which includes the following: (i) your name, mailing address and social security number and the date of the notice; (ii) the number of shares of Stock with respect to which the Stock Option is being exercised; (iii) the date of grant and the Option Price with respect to the Stock Option being exercised; and (iv) the signature of you or a party acting on your behalf after your death. Payment of the full purchase price of the shares of Stock covered by the exercise shall be made in the manner prescribed by the Committee from time to time. If the Committee, in its sole discretion, shall determine that it is appropriate to do so, such payment may be made in whole or in part by tender of shares of unrestricted Stock, as set forth in Section 5 of the Plan, subject to such requirements or procedures as the Committee may specify.

6.  Tax Withholding.  When the Stock Option is exercised, the Company shall make
    ---------------
the appropriate calculations under the Plan and deliver to you, as soon as practicable, a certificate or certificates representing the net number of shares of Stock due to you pursuant to such exercise, calculated in accordance with this paragraph. The Company shall withhold from the shares of Stock issued to you a sufficient number of shares of Stock based on its fair market value on the date of exercise to cover any amounts which the Company is required to withhold to comply with withholding requirements of federal, state, local or foreign tax laws, rules or regulations. The fair market value for purposes of the second sentence of this paragraph shall be as determined by the Committee.

7.  Restrictions on Transferability.  The Stock Option is not transferable
    -------------------------------
otherwise than by will, by the laws of descent and distribution, or by a written designation referred to in Section 5 of the Plan, and is exercisable during your lifetime only by you. In the event that the Stock Option is to be exercised by any person other than you, the written notice referred to in Paragraph 5 of this Agreement shall be accompanied by appropriate proof of the right of such person to exercise the Stock Option.

8.  Federal Securities Law; Company Policies. You acknowledge that the federal
    ----------------------------------------
securities laws and/or the Company's policies regarding trading in its securities may limit or restrict your right to buy or sell shares of Stock, including, without limitation, sales of Stock to exercise the Stock Option or sales of Stock acquired pursuant to the exercise of the Stock Option. You agree to comply with such federal securities law requirements and Company policies, as such laws and policies are amended from time to time.

9.  Miscellaneous
    -------------

          a.  Authority of the Committee.  The Committee has the sole and
              --------------------------
complete authority to construe and interpret the Plan and this Agreement. All determinations of the Committee shall be final and conclusive for all purposes and upon all persons. The Committee shall be under no obligation to construe this Agreement or treat the Stock Option in a manner consistent with the treatment provided with respect to other Stock Options or Participants.

          b.  No Rights as Shareholder.  You will not have any rights to
              ------------------------
dividends nor any other rights of a shareholder with respect to the Option Shares until the Option Shares have been issued following a valid exercise of the Stock Option.

          c.  Entire Agreement.  This Agreement and the Plan constitute the
              ----------------
entire agreement between you and the Company with respect to the subject matter hereof, and this Agreement may not be amended except by a writing signed by the parties.

          This Agreement has been prepared in duplicate. Please note your acceptance in the space provided therefor and return one original to the Corporate Secretary for the Company's records.

          IN WITNESS WHEREOF, the Company and you have executed this Agreement, all as of the date first written above.

                                  DELTA AIR LINES, INC.


                                  By
                                     --------------------------------


                                  PARTICIPANT


                                  -----------------------------------

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